                         AMENDMENT TO OPTION AGREEMENTS
                             FOR CERTAIN INDIVIDUALS
                                    UNDER THE
                                 1996 STOCK PLAN

As it is in the interests of Integrated Telecom Express, Inc. (the "Company") to attract and retain the highest quality and caliber members for its board on terms that are competitive with those offered by other companies who seek the help of such board members, the Company amends its 1996 Stock Plan to provide such incentives as described further below.

I.   ACCELERATION OF NSO VESTING AND EXERCISE UNDER STOCK PLAN OF THE COMPANY

     A. Each person whose name is set forth on Exhibit A attached to this Amendment who is or has been granted an option to purchase non-statutory options within the meaning of Section 422 of the Internal Revenue Code shall be allowed to accelerate the vesting of those options, and to purchase them under the following terms:

The vesting for the nonstatutory stock options shown in Exhibit A shall accelerate so as to become fully vested throughout the vesting period for the individual(s) so effected upon the occurrence of the following conditions: (i) the individual has offered and is willing to continue to serve for the duration of the vesting period described in the above stock option grant resolution in the capacity they held with the Company as of the date of this Amendment; and
(ii) the individual involved is not then in default of his/her material obligations to the Company (for purposes of this provision, an individual is not in default absent written notice from the Company of the claim of default and a reasonable opportunity to cure in a prompt manner); and (iii) the Company, its shareholders or directors do not offer that person a reasonable opportunity to continue in the capacity held as of the date of this Amendment so as to fully vest all remaining shares granted such person as shown in Exhibit A.

II.  VESTING

     A. The grants and vesting for the nonstatutory stock options shown in Exhibit A shall be implemented in a manner that permits each member of the board receiving such option grants to exercise the relevant options (whether vested or not) in full at any time following January 1, 2000, under the terms outlined below:

        (i) With respect to the options which would vest in the second, third and fourth years of the vesting period, each such director may purchase the shares involved pursuant to an interest bearing full-recourse secured promissory note payable to the Company, with the share certificates held by the Company as security for the note;

        (ii) With respect to all options exercised pursuant to subpart (a) above, the exercise(s) will be done pursuant to a right to repurchase by the Company at the Option exercise price, which right will be exercisable upon the occurrence of any one or more of the following conditions: (i) if, for reasons other than those for which the Company or its shareholders are responsible, the individual director involved has failed to offer or is unwilling or unable to continue to serve in the capacity they held with the Company as of the date of this Amendment for the duration of the vesting period which would otherwise apply; and/or (ii) if the individual director involved is in default of his/her material obligations to the Company (for purposes of this provision, an individual is not in default absent written notice from the Company of the claim of default and a reasonable opportunity to cure in a prompt manner).

        (iii) With respect to all options exercised pursuant to subpart (a) above, the Company's right of repurchase will lapse in accordance with the vesting schedule which would otherwise apply. In order to illustrate the board's intention, and solely by way of example, consider a hypothetical individual director who elected early exercise of all years of the grant, with the final three years exercised pursuant to Section II(A)(i); for such a director, the Company right to repurchase shall lapse at the rate of 20% of the Shares Subject to the Option at the end of the 12th month following the Vesting Commencement Date; 2 1/12% of the Shares Subject to the Option at the end of each of the 13th through 24th months following the Vesting Commencement Date; at the rate of 2 1/2% of the Shares subject to the Option at the end of each of the 25th through 36th months following the Vesting Commencement Date, and at the rate of 2 1/12% of the Shares subject to the Option at the end of each of the 37th through 48th months following the Vesting Commencement Date;

III. ACCELERATION OF VESTING OF STOCK OPTION GRANTS: "CHANGE OF CONTROL"

     A. The agreements under which persons have previously been granted options to purchase non-statutory options within the meaning of Section 422 of the Internal Revenue Code are hereby amended to allow for the acceleration of the vesting of those options.

     B. "Change of Control" shall mean any merger, acquisition, combination, restructuring and/or reorganization of the Company (other than an offering of shares on the open market) in which the shareholders of record of the Company (as a group) immediately prior to the close of such transaction do not, as of the close of such transaction, hold more than 50% of the then outstanding shares of the Company (and/or the corporate entity resulting from such transaction).

     C. That in the event of a Change of Control, the Company wishes to incentives each person named on the attached Exhibit A to work in the interests of the Company and its shareholders, without regard to the risk of loss of option rights and/or resulting uncertainty as to potential change in their particular employment status.

     D. Each person named on the attached Exhibit A and solely as to those options shown on Exhibit A to purchase shares of common stock of the Company pursuant to the 1996 Stock Plan of the Company (the "Plan") shall be allowed to accelerate the vesting of such options for such number of shares under the terms of this resolution.

     E. Upon a Change in Control, and notwithstanding the vesting provided in the grant(s) involved, the vesting for the then outstanding options shown in Exhibit A shall accelerate so as to become fully vested for the individual(s) so effected upon the occurrence of the following conditions: (i) the individual has offered in writing and is willing to continue to serve as an employee for the duration of the vesting period described in the option grant in the general capacity.

that individual held with the Company immediately prior to the Change of Control; and (ii) the individual involved is not then in default of any material obligations to the Company (as to which the Company has provided written notice of default and which default the individual has failed to cure within a reasonable time after such notice); and (iii) the Company, its shareholders or directors do not offer that person a reasonable opportunity to continue in such general capacity following the Change of Control so as to fully vest all remaining shares in the grants to such person as shown in Exhibit A.



THE COMPANY:                      INTEGRATED TELECOM EXPRESS, INC

                                  By:
                                     ---------------------------------------
                                  Date:
                                       -------------------------------------

                                  OPTION HOLDER

                                  By:
                                     ---------------------------------------
                                  Date:
                                       -------------------------------------

                                    EXHIBIT A

                          ITEX EXECUTIVE STOCK OPTIONS

                                                                                    ISO
                        Name              Prior Options to       New Grant           v            Total
                                             date (K's)          (in K's)           NSO           (K's)
----------------------------------------------------------------------------------------------------------
Rich Forte                                      600                 600             ISO           1200
----------------------------------------------------------------------------------------------------------
Robert Gardner                                  400                 125             ISO            525
----------------------------------------------------------------------------------------------------------
Ralph Cognac                                    250                 150             ISO            400
----------------------------------------------------------------------------------------------------------
Brian Gillings                                  225                  75             ISO            300
----------------------------------------------------------------------------------------------------------
Max Liu                                         190                 160             ISO            350
----------------------------------------------------------------------------------------------------------
Jow Peng                                        210                 140             ISO            350
----------------------------------------------------------------------------------------------------------
Tim Rogers                                      230                  70             ISO            300
----------------------------------------------------------------------------------------------------------
Wen Chi Chen                                    970                 250             ISO           1220
----------------------------------------------------------------------------------------------------------
Young Way Liu                                   995                 200             ISO           1195
----------------------------------------------------------------------------------------------------------
Peter Courture                                   50                  50             NSO            100
----------------------------------------------------------------------------------------------------------
                               Subtotal                             1820
----------------------------------------------------------------------------------------------------------
Terry Gou                                        50                 n/a             NSO            50
----------------------------------------------------------------------------------------------------------
David Lam                                       100                 n/a             NSO            100
----------------------------------------------------------------------------------------------------------
John Cioffi                                     100                 n/a             NSO            100
----------------------------------------------------------------------------------------------------------